                                                                    EXHIBIT 3.33

                               STATE OF INDIANA
                       OFFICE OF THE SECRETARY OF STATE

                         CERTIFICATE OF INCORPORATION

                                      OF


     OHIO VALLEY DIALYSIS SERVICES, INC.

I, EVAN BAYH, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above corporation, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; all as prescribed by the provisions of the Indiana Business Corporation Law, as amended.


NOW, THEREFORE, I hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence will begin April 21, 1998.



                                                 In Witness Whereof, I have
                                                 hereunto set my hand and
                                                 affixed the seal of the State
                                                 of Indiana, at the City of
                                                 Indianapolis, this Twenty-first
                                                 day of April, 1998

[SEAL]                                           _______________________________
                                                 EVAN BAYH, Secretary of State

                                                 By_____________________________
                                                                          Deputy

ARTICLES OF INCORPORATION (PAGE 1 OF 2)
State Form 4159 (R4 17-81) Obsolete
after 12-87 Corporate Form 101            Prescribed by Evan Bayh, Indiana
                                            Secretary of State
                          INSTRUCTIONS:   Use 8 1/2 x 11 inch White Paper for
                                            Inserts

                                          Filing Requirements - Present Original
                                            and One Copy to: Secretary of State,
                                            Room 155 State House, Indianapolis,
                                            Indiana 46204

                                          Filing Fee - $90.00


                           ARTICLES OF INCORPORATION
                           -------- -- -------------

                                      OF
                                      --

                      OHIO VALLEY DIALYSIS SERVICES, INC.

     The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of:

(Indicate appropriate act)

     [X]  Indiana Business Corporation Law   [_]  Indiana Professional
                                                    Corporation Act of 1983

as amended, executes the following Articles of Incorporation:

                                   ARTICLE I
                                   ---------

                                     NAME
                                     ----

     The name of the corporation is OHIO VALLEY DIALYSIS SERVICES, INC.

(The name must contain the word "Corporation," "Incorporated," "Limited,"
 "Company," or an abbreviation of one of these words.)

                                  ARTICLE II
                                  ----------

                          REGISTERED OFFICE AND AGENT
                          ---------- ------ --- -----

     The street address of the corporation's initial registered office in Indiana and the name of its initial registered agent at that office is:

   CT Corporation System                       1 N. Capitol Avenue
--------------------------------------------------------------------------------
             (Name)                           (Number and Street of Building)

   Indianapolis                                Indiana           46204
--------------------------------------------------------------------------------
             (City)                            (State)         (Zip Code)

                               STATE OF INDIANA
                       OFFICE OF THE SECRETARY OF STATE

                             ARTICLES OF AMENDMENT

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office, Articles of Amendment for:

          OHIO VALLEY DIALYSIS SERVICES, INC.

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the

Indiana Business Corporation Law,

as amended.

The name of the corporation is amended as follows:

          OHIO VALLEY DIALYSIS CENTER, INC.

NOW, THEREFORE, I, EVAN BAYH, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.

The effective date of these Articles of Amendment is May 16, 1988.


                           In Witness Whereof, I have hereunto set my hand and
[SEAL] affixed the seal of the State of Indiana, at the City of Indianapolis, this Sixteenth day of May, 1998



                           _____________________________________________________
                           EVAN BAYH, Secretary of State

                           By___________________________________________________
                                                                          Deputy

[SEAL] ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION
       State form 35333R2/Corporate Form no 102 (March 1987) Articles of Amendment (Amending Individual Articles Only) Prescribe by Evan Bayh, Secretary of State of Indiana

Recording Requirements. Recording of Articles of Amendment in the Office of the County Recorder is generally no longer required by the Indiana General Corporation Act. However, if the name of the corporation is changed by this amendment, a certified copy of the certificate of Amendment must be filed with the recorder of every county in which the corporation owns real estate.


Instructions: Present 2 Originally Signed and Fully Executed Copies to:
                                                    SECRETARY OF STATE
Fee: $30.00                                         ROOM 155 STATE HOUSE
                                                    INDIANAPOLIS, INDIANA 48204
                                                    (317) 232-6576

                             ARTICLES OF AMENDMENT
                                    OF THE
                          ARTICLES OF INCORPORATION
                                      OF
                      OHIO VALLEY DIALYSIS SERVICES, INC.
================================================================================
The undersigned officers of
                      OHIO VALLEY DIALYSIS SERVICES, INC.
--------------------------------------------------------------------------------

(hereinafter referred to as the "Corporation") existing pursuant to the provisions of:

(Indicate appropriate act)           Business           Law
                             Indiana Corporation [_] Indiana Professional
Corporation Act of 1983 as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

--------------------------------------------------------------------------------
                            ARTICLE 1 AMENDMENT(S)
--------------------------------------------------------------------------------
SECTION 1 The date of incorporation of the corporation is:
                                                           April 21, 1988
--------------------------------------------------------------------------------
SECTION 2 The name of the corporation following the amendment to this Articles of Incorporation is:
                       OHIO VALLEY DIALYSIS CENTER, INC.
--------------------------------------------------------------------------------
SECTION 3

The exact text of Article(s) One of the Articles of Incorporation is now as follows:

     The name of the corporation is: OHIO VALLEY DIALYSIS CENTER, INC.

--------------------------------------------------------------------------------
(INDIANA - 1026 - 3/3/88

[SEAL]  NOTICE OF CHANGE OF REGISTERED                Provided by: EVAN BAYH
        OFFICE OR REGISTERED AGENT                                 Indiana Secretary of State
        ALL CORPORATIONS
        State Form 26276(R/1-88)

                                                      Indiana Code 23-1-24-2 (for profit corporations)
                                                      Indiana Code 23-7-1-1-53 (non-profit corporations)
Present original and 2 copies                         NO FILING FEE

--------------------------------------------------------------------------------
Name of Corporation                                 Date of Incorporation
          OHIO VALLEY DIALYSIS CENTER, INC             April 21, 1988
--------------------------------------------------------------------------------
Current Registered Office Address                                     Zip Code
  ONE NORTH CAPITOL AVENUE, INDIANAPOLIS, INDIANA                     46204
--------------------------------------------------------------------------------
New Registered Office Address c/o The Prentice-Hall Corporation System, Inc.
          50 South Meridian Street, Suite 700, Indianapolis, Indiana 46204-3542
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Registered Agent (Type or Print Name)
   C T CORPORATION SYSTEM
--------------------------------------------------------------------------------
New Registered Agent (Type or Print Name)
                                The Prentice-Hall Corporation System, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 STATEMENTS BY REGISTERED AGENT OR CORPORATION
--------------------------------------------------------------------------------

     This statement is a representation that the new registered agent has consented to the appointment as registered agent, or statement attached signed by registered agent giving consent to act as the new registered agent.

     After the change or changes are made, the street address of this corporation's registered agent and the address of its registered office will be identical.

     The registered agent filing this statement of change of the registered agent's business street address has notified the represented corporation in writing of the change, and the notification was manually signed or signed in facsimile.

                                    The Prentice-Hall Corporation System, Inc.
                                    By: /s/ Anthony E. Mackey, asst sec. of PHCS
                                       -----------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     IN WITNESS WHEREOF, the undersigned being the (Title of Officer) President of said corporation executes this notice and verifies, subject to penalties of perjury, that the statements contained herein are true, this 6th day of June 1994

--------------------------------------------------------------------------------
Signature                                           Printed Name
  (pb)  /s/ Paul Balter                                       Paul Balter, M.D.
--------------------------------------------------------------------------------